Exhibit 10.10




                              CLPE Holdings Limited




                   ------------------------------------------
                          The CLPE Holdings Management
                                 Incentive Plan
                   ------------------------------------------




                      Adopted by resolution of a Committee
                          of the Board on 6 August 2003



                                  EVERSHEDS LLP

                                 115 Colmore Row
                                   Birmingham
                                     B3 3AL
                              Tel +44 121 232 1000
                              Fax +44 121 232 1900

                   THE CLPE HOLDINGS MANAGEMENT INCENTIVE PLAN

                                  ("the Plan")

DISTRIBUTIONS

"A Distribution" will include not only a cash dividend, but any return of value to shareholders in CLPE Holdings Limited ("the Company"), including a distribution of profits or a return of capital. Where a Distribution is in a form other than cash, the board of directors of the Company ("the Board"), acting fairly and reasonably, will in any case where it is not possible for the participants from time to time under the Plan ("the Participants") to receive their allocations of the Distribution in the same form, determine the cash equivalent of the Distribution and the time at which such cash equivalent should be received by Participants so as to give the closest equivalent to receipt of their allocations of the Distribution itself.

On each occasion on which the Company makes a Distribution, a separate amount equal to 10% of the Distribution ("the Participation Pool") will be distributed among the Participants, except such amounts allocated to the Discretionary Employee Bonus Pool as provided below. The funding and distribution of the Participation Pool will be an obligation of the Company.

ALLOCATIONS

Provided that a Participant (other than the Discretionary Employee Bonus Pool) is at the time of payment of a Distribution still an employee or director of the Company or one of its subsidiaries or otherwise still involved in the management or conduct of the Company's affairs as determined by the Board acting in good faith ("an Associated Participant"), each Participation Pool will be divided as set out in the table below ("the Allocation Table"):


--------------------------------------------------------------------------------
       Name of Participant                 Percentage of Participation Pool to
                                            be paid to Associated Participant
--------------------------------------------------------------------------------
          Harry Wyndham                                   25%
--------------------------------------------------------------------------------
           Doug Wilson                                    25%
--------------------------------------------------------------------------------
        Dominic Greenough                                 15%
--------------------------------------------------------------------------------
           Andrew West                                    14%
--------------------------------------------------------------------------------
Discretionary Employee Bonus Pool                         11%
--------------------------------------------------------------------------------
       Alexandra Pentecost                                 5%
--------------------------------------------------------------------------------
           Randy Holmes                                    5%
--------------------------------------------------------------------------------

Amounts allocated from the Participation Pool to the Discretionary Employee Bonus Pool can, at the discretion of the Board, be accumulated or used to make payments to any one or more employees or directors of the Company or any of its subsidiaries chosen at the discretion of the Board.

CESSATION OF OFFICE OR EMPLOYMENT

Whilst a Participant remains an Associated Participant, he or she will be entitled to continue to receive allocations from the Participation Pool as set out in the Allocation Table from each Distribution or upon a sale of the Company which shall be defined as the acquisition of control (as defined in section 416 of the Income and Corporation Taxes Act 1988) of the Company by a person other than Ridgewood UK LLC or Arbutus Energy Limited ("a Sale").

If a Participant ceases to be an Associated Participant because of his or her death, his or her entitlement to receive a payment under the Plan in the event of a Distribution or a Sale will not lapse and will pass to his personal representatives. The amount of such payment is to be determined in the same manner as if the relevant Participant had ceased to be an Associated Participant other than by reason of summary dismissal or other than in circumstances justifying summary dismissal.

If a Participant's employment or office or involvement in the Company's affairs is terminated because of summary dismissal or in circumstances justifying summary dismissal, the Participant will lose all entitlement to receive further payments under the Plan.

If a Participant ceases to be an Associated Participant for any reason other than summary dismissal or circumstances justifying summary dismissal, he or she (or in the event of his or her death, his or her personal representatives) will be entitled to continue to receive allocations from Distributions made after the date of such cessation only to the extent determined from the following formula:

                                  S = P x A x V

Where:

S = sum to be paid to Participant who has ceased to be an Associated Participant

P = the amount of the Participation Pool

A = percentage allocation as set out in the Allocation Table

V = percentage of entitlement which has vested at the date the Participant ceased to be an Associated Participant, determined from the vesting table below.


VESTING TABLE ("the Vesting Table")

-------------------------------------------------------------------------------------------------
Vesting Date                   At date of        1 Oct 2003        1 Oct 2004          1 Oct 2005
                            adoption of Plan
-------------------------------------------------------------------------------------------------
Harry Wyndham                      50%              37.5%             12.5%                0%
-------------------------------------------------------------------------------------------------
Doug Wilson                        50%              37.5%             12.5%                0%
-------------------------------------------------------------------------------------------------
Dominic Greenough                  10%              10%               10%                 10%
-------------------------------------------------------------------------------------------------
Andrew West                        50%              37.5%             12.5%                0%
-------------------------------------------------------------------------------------------------
Alexandra Pentecost                10%              10%               10%                 10%
-------------------------------------------------------------------------------------------------
Randy Holmes                       75%              25%                0%                  0%
-------------------------------------------------------------------------------------------------

The percentage vesting figures given in the Vesting Table are intended to be cumulative on attainment of each successive specified vesting date. If a Participant has ceased to be an Associated Participant before the date on which the maximum percentage vesting will occur, the balance of the payment determined from the Allocation Table which would have been due to him had the vesting table not applied will be at the discretion of the Board, who may allocate such balance in such a manner as it thinks fit.

SALE OF THE COMPANY

In the event of a Sale, payments to be made under the Plan will be determined as follows:

     o to Participants who remain Participants or Associated Participants at the date of the Sale, their full allocation in accordance with the Allocation Table, disregarding the provisions of the Vesting Table;

     o to Participants who have ceased to be Associated Participants prior to the date of the Sale other than by reason of summary dismissal or circumstances justifying summary dismissal, in accordance with the provisions of the Vesting Table; and

     o to Participants who at the date of the Sale have ceased to be Associated Participants by reason of summary dismissal or in circumstances justifying summary dismissal, no payment.

Any amounts of the Participation Pool arising in the event of a Sale which are not allocated to a Participant because of the provisions above will be allocated at the discretion of the Board, who may allocate such amounts in such a manner as it thinks fit.

On a Sale the Participation Pool will be equal to 10% of the Balance (as defined in the table below) of the consideration received by shareholders on a Sale and the amount of each of the Participants' entitlements under the Plan shall be determined in accordance with the Allocation Table. The funding and distribution of the Participation Pool in the event of a Sale will be an obligation of the Company and the amounts (if any) due to each Participant shall become due and payable by the Company on completion of the Sale.

----------------------------------------------------------------------------------------------------
        (1)                            (2)                         (3)                  (4)
----------------------------------------------------------------------------------------------------
    Ridgewood UK             Arbutus Energy Limited         Shareholders of the     Participation
        LLC                       ("Arbutus")*                  Company**              Pool**

   ("Ridgewood")*
----------------------------------------------------------------------------------------------------
An amount equal to       An amount equal to the            90% of the Balance       10% of the
the lesser of (i) its    lesser of (i) the product of      (where the Balance       Balance
original investment      (a) the number of shares          equals any amount
in the Company (less     (other than the deferred          remaining after
any proceeds from        shares) in the Company            subtraction of the
any previous sale of     held by Arbutus and (b)           amounts specified in
the shares by            the price per share               columns 1 and 2 from
Ridgewood) and (ii)      calculated by dividing the        the available proceeds
an amount                original investment of            of sale of the
representing the same    Ridgewood (less any               Company).
percentage of the        proceeds from any
available proceeds of    previous sale of shares by
Sale of the Company      Ridgewood) by the
as the percentage of     number of shares held by
the shares in the        Ridgewood and (ii) an
Company held by          amount representing the
Ridgewood (prior to      same percentage of the
giving effect to any     available proceeds of Sale
deferred shares)         of the Company as the
immediately before       percentage of the shares in
the Sale                 the Company held by
                         Arbutus (prior to giving
                         effect to any deferred
                         shares) immediately before
                         the Sale
----------------------------------------------------------------------------------------------------

* Payments in accordance with columns (1) and (2) ranking equally and with priority over payments made in accordance with columns (3) and (4).

** Payments in accordance with columns (3) and (4) ranking equally.

GENERAL

The right to receive payments under the Plan will be granted to a Participant at such time as the Board resolves to adopt the Plan. Once such a right has been granted, the Participant will have a legally enforceable right to receive a payment in accordance with the Plan in the event of a Distribution or a Sale, subject to the terms of the Plan as set out in this document.

The right to receive payments under the Plan will be personal to the Participant to whom it is granted and will not be transferable or assignable (except to his or her personal representatives in the event of his or her death).

Notwithstanding any other provision of the Plan:

o the Plan will not form any part of any contract of employment between the Company or any of its subsidiaries and any employees of any of those companies, and it will not confer on any such employees any legal or equitable rights (other than those constituting rights under the Plan themselves) against the Company or any of its subsidiaries, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any of its subsidiaries;

o the benefits to Participants under the Plan will not form any part of their wages or remuneration or count as pay or remuneration for pension fund or other purposes;

o in no circumstances will any Participant on ceasing to hold the office or employment by virtue of which he is or may be eligible to participate in the Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan which he might otherwise have enjoyed whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise.

Any amount paid to a Participant under the Plan will be subject to any deductions in respect of income tax and National Insurance contributions and any other deductions which the Company or the employer of the Participant (as the case may be) is required by law to make.

The Board may make any amendments to the Plan provided that no amendment will be effective to abrogate or alter adversely any rights already granted to a Participant except with his consent.

In the event of a reconstruction of any group of companies of which the Company forms a part, the Board (or, if appropriate, the board of directors of the relevant successor company) will determine whether any consideration given by any successor company to the Company is a Distribution, but for the avoidance of doubt, consideration in the form of ordinary shares will not normally be considered to be a Distribution (unless the ordinary shares concerned are traded on a stock market, in which case such shares will be considered to be a Distribution) although distributions in respect of these shares may be regarded as Distributions even though the shares may not be in the Company, whereas if such consideration consists of loan stock or debentures or redeemable shares, such consideration will be considered to be a Distribution and the time at which such Distribution will be regarded as having been paid shall be determined by the Board as set out above.